                                                                   Exhibit 10.17


                                 AMENDMENT NO. 1
                                     TO THE
                              INVESTORS' AGREEMENT

      This Amendment No. 1, dated as of May 14, 2000, effective as of January 21, 1998 (this "Amendment No. 1"), to the Investors' Agreement, dated as of January 21, 1998, amended and restated as of March 29, 1999 (the "Investors' Agreement"), among (i) Fisher Scientific International, Inc. (the "Company"),
(ii) Thomas H. Lee Equity Fund III, L.P. ("THL"), certain individuals associated with THL listed on Schedule I attached hereto, THL-CCI Limited Partnership ("THL- CCI"), THL Foreign Fund III, L.P. and THL FSI Equity Investors, L.P. ("THL/FSI" and collectively with THL, the individuals listed on Schedule I, THL-CCI, and THL Foreign Fund III, L.P., the "THL Entities"),
(iii) DLJ Merchant Banking Partners II, L.P. ("DLJMB"), DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II, L.P., and DLJ First ESC, L.P. (collectively the "DLJ Entities"), (iv) Chase Equity Associates, L.P. ("Chase Equity"), (v) Merrill Lynch KECALP L.P. 1997,
KECALP INC., and ML IBK Positions, Inc., (collectively, the "Merrill Lynch Entities" and, together with each other entity listed in clauses (iii) and
(iv), the "Institutional Shareholders" and, collectively with (ii), the "Equity Investors") and (vi) certain other Persons listed on the signature pages hereof (including the trust pursuant to the Trust Agreement, dated of even date herewith, between the Company and Mellon Bank, N.A., as trustee (the "Rabbi Trust")) (the "Management Shareholders" and individually, along with the THL Entities, DLJ Entities, Chase Equity, and Merrill Lynch Entities, each a "Shareholder").

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Investors' Agreement to clarify the parties' intention with respect to certain management rights of the THL Entities;

      WHEREAS, the parties had intended at the time of the execution of the Investors' Agreement that THL/FSI would be entitled to nominate one of the four directors to the Board that THL is entitled to nominate pursuant to Section 2.1 of the Investors' Agreement;

      WHEREAS, pursuant to Section 7.4(a) of the Investors' Agreement, the Board of Directors and the holders of at least 50% of the shares of Common Stock held by the parties to the Investors' Agreement at the time of this Amendment No. 1 are required to approve this Amendment No. 1; and

      WHEREAS, terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Investors' Agreement;

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

      1. The first sentence of Section 2.1 of the Investors' Agreement shall be replaced in its entirety with the follow sentence:

      The Board shall consist of at least nine, but no more than ten, members (two of which shall be individuals which are not "Affiliates" or "Associates" (as those terms are used within the meaning Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of any Shareholder or its Affiliates), of whom three shall be nominated by THL, one shall be nominated by THL/FSI, one shall be nominated by DLJMB, one shall be Paul
      M. Montrone and one shall be Paul M. Meister.

      This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.


                              FISHER SCIENTIFIC INTERNATIONAL INC.


                              By: /s/ Todd M. DuChene
                                  ------------------------------------------
                                  Name:  Todd M. DuChene
                                  Title: Vice President, General Counsel and
                                         Secretary

      THL Equity Shareholders:


                              THOMAS H. LEE EQUITY FUND III, L.P.


                              By:  THL Equity Advisors III Limited
                                    Partnership, as General Partner

                              By:  THL Equity Trust III,
                                    as General Partner


                              By: /s/ Wendy L. Masler
                                  ------------------------------------------
                                  Name:  Wendy L. Masler
                                  Title:



                              THOMAS H. LEE FOREIGN FUND III, L.P.


                              By:   THL Equity Advisors III Limited
                                    Partnership, as General Partner

                              By:   THL Equity Trust III,
                                    as General Partner


                              By: /s/ Wendy L. Masler
                                  ------------------------------------------
                                  Name:  Wendy L. Masler
                                  Title:

                              THL FSI EQUITY INVESTORS, L.P.


                              By:   THL Equity Advisors III
                                    Limited Partnership,
                                    as General Partner

                              By:   THL Equity Trust III,
                                    as General Partner


                              By: /s/ Wendy L. Masler
                                  ------------------------------------------
                                  Name:  Wendy L. Masler
                                  Title:


                              THL-CCI LIMITED PARTNERSHIP


                              By:   THL Investment Management Corp.,
                                    as General Partner


                              By: /s/ Wendy L. Masler
                                  ------------------------------------------
                                  Name:  Wendy L. Masler
                                  Title:

      Management Shareholders:



                                       By: /s/ Paul M. Montrone
                                           -----------------------
                                           Name: Paul M. Montrone



                                       By: /s/ Paul M. Meister
                                           -----------------------
                                           Name: Paul M. Meister



                                       By: /s/ Todd M. DuChene
                                           -----------------------
                                           Name: Todd M. DuChene

      DLJ Entities' Shareholders:


                              DLJ MERCHANT BANKING PARTNERS II, L.P.


                              By:   DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:



                              DLJ MERCHANT BANKING PARTNERS II-A, L.P.


                              By:   DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:



                              DLJ OFFSHORE PARTNERS II, C.V.


                              By:   DLJ Merchant Banking II, Inc.,
                                    as advisory general partner

                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                              DLJ DIVERSIFIED PARTNERS, L.P.


                              By:   DLJ Diversified Partners, Inc.,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:



                              DLJ DIVERSIFIED PARTNERS - A, L.P.


                              By:   DLJ Diversified Partners, Inc.,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:



                              DLJ MILLENNIUM PARTNERS, L.P.


                              By:   DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                              DLJ MILLENNIUM PARTNERS - A, L.P.


                              By:   DLJ Merchant Banking II, Inc.,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:



                              DLJMB FUNDING II, INC.


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:



                              UK INVESTMENT PLAN 1997 PARTNERS


                              By:   Donaldson, Lufkin & Jenrette Inc.,
                                    as general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                              DLJ EAB PARTNERS, L.P.


                              By:   DLJ LBO Plans Management Corporation,
                                    as managing general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                              DLJ ESC II, L.P.

                              By:   DLJ LBO Plans Management Corporation,
                                    as general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:


                              DLJ FIRST ESC, L.P.

                              By:   DLJ LBO Plans Management Corporation,
                                    as general partner


                              By:   /s/ Kirk B. Wortman
                                    ---------------------------------
                                    Name:  Kirk B. Wortman
                                    Title:

                                    The address for each of the DLJ Entities listed above is:

                                    c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, New York  10172
                                    Fax:  (212) 892-7272

      Merrill Lynch Entities:

                              ML IBK POSITIONS, INC.


                              By:   /s/ Joseph S. Valenti
                                    ---------------------------------
                                    Name:  Joseph S. Valenti
                                    Title: Vice President



                              KECALP INC., as nominee for Merrill Lynch
                              KECALP International L.P. 1997


                              By:   /s/ Edward J. Higgins
                                    ---------------------------------
                                    Name:  Edward J. Higgins
                                    Title: Vice President



                              MERRILL LYNCH KECALP L.P. 1997

                              By:   KECALP Inc., as general partner

                              By:   /s/ Edward J. Higgins
                                    ---------------------------------
                                    Name:  Edward J. Higgins
                                    Title: Vice President


                                    The address for each of the Merrill Lynch
                                    Entities listed above is:

                                          225 Liberty Street, 31st Floor
                                          New York, NY  10080
                                          Fax:  (212) 236-3496

      Individual Shareholders:


                              By:   /s/ David V. Harkins
                                    ---------------------------------
                                    Name:  David V. Harkins


                              By:   /s/ Sheryll J. Harkins
                                    ---------------------------------
                                    Name: The 1995 Harkins Gift Trust


                              By:   /s/ Thomas R. Shepherd
                                    ---------------------------------
                                    Name: Thomas R. Shepherd
                                          Money Purchase Pension Plan


                              By:   /s/ Scott A. Schoen
                                    ---------------------------------
                                    Name: Scott A. Schoen


                              By:   /s/ C. Hunter Boll
                                    ---------------------------------
                                    Name: C. Hunter Boll


                              By:   /s/ Scott M. Sperling
                                    ---------------------------------
                                    Name: Scott M. Sperling


                              By:   /s/ Scott M. Sperling
                                    ---------------------------------
                                    Name: Sperling Family Limited
                                          Partnership


                              By:   /s/ Anthony J. DiNovi
                                    ---------------------------------
                                    Name: Anthony J. DiNovi


                              By:   /s/ Thomas M. Hagerty
                                    ---------------------------------
                                    Name: Thomas M. Hagerty

                              By:   /s/ Warren C. Smith, Jr.
                                    ---------------------------------
                                    Name: Warren C. Smith, Jr.


                              By:   /s/ Seth W. Lawry
                                    ---------------------------------
                                    Name: Seth W. Lawry


                              By:   /s/ Joseph J. Incandela
                                    ---------------------------------
                                    Name: Joseph J. Incandela


                              By:   /s/ Kent R. Weldon
                                    ---------------------------------
                                    Name: Kent R. Weldon


                              By:   /s/ Terrence M. Mullen
                                    ---------------------------------
                                    Name: Terrence M. Mullen


                              By:   /s/ Todd M. Abbrecht
                                    ---------------------------------
                                    Name: Todd M. Abbrecht


                              By:   /s/ Wendy L. Masler
                                    ---------------------------------
                                    Name: Wendy L. Masler


                              By:   /s/ Wendy L. Masler
                                    ----------------------------------
                                    Name:  THL-CCI Limited Partnership
                                    By:    Wendy L. Masler
                                    Title: Vice President


                              By:   /s/ Andrew D. Flaster
                                    ---------------------------------
                                    Name: Andrew D. Flaster

                              By:
                                    ---------------------------------
                                    Name: First Trust Co. FBO
                                          Kristina A. Watts


                              By:   /s/ Charles Robins
                                    ---------------------------------
                                    Name: Charles Robins


                              By:   /s/ James Westra
                                    ---------------------------------
                                    Name: James Westra


                              By:   /s/ Charles A. Brizius
                                    ---------------------------------
                                    Name: Charles A. Brizius

SCHEDULE I


CERTAIN NAMED INDIVIDUAL SHAREHOLDERS OF THL


David V. Harkins
The 1995 Harkins Gift Trust
Thomas R. Shepherd Money Purchase Pension Plan (Keogh)
Scott A. Schoen
C. Hunter Boll
Scott M. Sperling
Sperling Family Limited Partnership
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Seth W. Lawry
Joseph J. Incandela
Kent R. Weldon
Terrence M. Mullen
Todd M. Abbrecht
Wendy L. Masler
Andrew D. Flaster
First Trust Co. FBO Kristina A. Watts
Charles W. Robins
James Westra
Charles A. Brizius